AETOS CAPITAL

Product Name:  Aetos Capital Growth Portfolio
               As of December 31, 2004

Product Description: A tactically allocated portfolio composed of Aetos
                     Capital's four SEC-registered Funds constructed for an investor with aggressive risk/return objectives.

Total Firm Assets1:  $2,952MM

Total FoHF Assets:   $1,873MM

Total Strategy Assets2: $1,183MM -- Separate Accounts
                        $690MM -- Funds/Portfolios

Auditor:                PricewaterhouseCoopers, LLP

Custodian:              SEI Private Trust Company, Inc.


Current Target Allocation3

A pie chart is depicted here with the following pieces:

Distressed Fund: 10%
Market Neutral Fund: 10%
Multi-Strategy Arbitrage Fund: 25%
Long/Short Fund: 55%

Terms4

Management Fee            1.0% (0.75% on investments of $25mm+)
Performance Fee           10.0%
Hurdle Rate               T-bills
High Water Mark           Yes
Minimum Investment        $1 Million
Contributions             Monthly
Lock-Up                   1 Year
Redemptions               Quarterly
Notice Period             60 Days

Investment Performance5 (US$)

                                       2004             2003          2002
January                                1.79%            0.28%          --
February                               0.70%           -0.04%          --
March                                 -0.10%            0.11%          --
April                                 -0.92%            1.61%          --
May                                   -0.15%            1.72%          --
June                                   0.36%            1.29%          --
July                                  -0.16%            0.22%          --
August                                -0.04%            0.75%          --
September                              0.71%            0.76%         -0.59%
October                                0.52%            1.30%          0.17%
November                               1.56%            0.99%          0.40%
December                               0.93%            0.98%          1.07%
Year to Date                           5.30%           10.42%          1.04%

Chief Investment Officer:
Anne Casscells-Menlo Park, CA

For More Information Please Contact: Andrea Bollyky (212) 201-2518 abollyky@aetoscapital.com

                                      David Tonkovich (212) 201-2532
dtonkovich@aetoscapital.com

                      Aetos Capital:  Portfolios and Products

Assets Under Management:
1Total Firm Assets = Aetos Real Estate - $1,873MM
                     Aetos Absolute Return - $339MM
                     Aetos Fund Advisory - $740MM

2Aetos Capital currently offers the following hedge fund of funds strategies to our clients:
Aetos Funds: SEC-registered, strategy-specific hedge fund of funds:
Aetos Capital Multi-Strategy Arbitrage Fund
Aetos Capital Distressed Investment Strategies Fund
Aetos Capital Long/Short Strategies Fund
Aetos Capital Market Neutral Strategies Fund

Aetos Portfolios: Tactical allocations to the Funds managed to specific return and volatility targets:
Aetos Capital Conservative Portfolio (lower volatility)
Aetos Capital Balanced Portfolio (moderate volatility)
Aetos Capital Growth Portfolio (higher volatility)

Custom Portfolios: Customized allocations to the Funds managed to client-specific return and volatility targets

Separate Accounts: Direct investments made in the client's name with underlying managers

Portable Alpha Mandates: Can utilize both commingled vehicles and separate accounts

3Historical Allocations:

               Dec-02                                         Dec-03
        Strategy                      %            Strategy                  %

Multi-Strategy Arbitrage Fund        20%  Multi-Strategy Arbitrage Fund      20%
Long/Short Fund                      50%  Long/Short Fund                    55%
Market Neutral Fund                  10%  Market Neutral Fund                15%
Distressed Fund                      20%  Distressed Fund                    10%

               Mar-04                                         Jun-04
        Strategy                      %            Strategy                  %

Multi-Strategy Arbitrage Fund        20%  Multi-Strategy Arbitrage Fund      20%
Long/Short Fund                      55%  Long/Short Fund                    55%
Market Neutral Fund                  15%  Market Neutral Fund                15%
Distressed Fund                      10%  Distressed Fund                    10%

              Sep-04
        Strategy                      %

Multi-Strategy Arbitrage Fund        25%
Long/Short Fund                      55%
Market Neutral Fund                  10%
Distressed Fund                      10%

4Terms:
     Standard terms associated with an investment in the Funds through the investment program described in the prospectuses

5Investment Performance:

The Growth Portfolio is a model portfolio/asset allocation program. This Portfolio may not reflect an investor's actual portfolio as actual portfolios reflect each investor's own objectives and risk tolerances. The performance of the Portfolio is based on the weighted performance over the respective periods of the Aetos Capital SEC-Registered Funds, weighted according to the allocations in effect during the periods for the Portfolio as indicated above. Performance figures shown are net of investment advisory and performance fees of 1.00% of assets annually and 10% of profits above the three month Treasury bill return, respectively, the maximum level of fees charged by Aetos to any account. The returns also reflect Fund level expenses, some of which have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Past performance is not indica-tive of future returns.

Absolute return investing involves substantial risks, including the risk of loss of invested capital. Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets. These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in.

Prospective investors should consider these risks, and the charges and expenses discussed above carefully before investing. The prospectus contains this and other information; a free copy of the prospectus may be obtained by calling 212-201-2540. Please read the prospectus carefully before investing.

  Aetos Capital, LLC - 875 Third Avenue - New York, NY 10022 - (212) 201-2509 Aetos Alternatives Management, LLC - 2180 Sand Hill Road - Menlo Park, CA 94025
                                    (650) 234-1860